UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2009

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Under asset purchase agreements dated December 29, 2009, Nutrition 21, Inc. (the "Company") and a wholly owned subsidiary on that date sold the assets of the Company’s direct response and retail businesses to Nature’s Products, Inc. and its affiliates. The buyers are based in Sunrise, Florida. The purchase price was approximately $3.2 million plus the assumption of certain liabilities.  The Company applied a portion of the purchase price to repay in full $2,724,158 due under notes that the Company issued in August 2006.  The agreements contain representations, warranties and indemnity obligations by the parties, as well as additional covenants.

The Company retained its ingredients business and its patent portfolio. The buyers agreed to purchase their ingredients requirements from the Company.

The foregoing description is only a summary of the relevant documents and is qualified in its entirety by reference to the full text of these documents that are filed as exhibits. A copy of the press release issued by the Company dated December 30, 2009 is also filed as an exhibit.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.01	Form of Asset Purchase Agreement between Nutrition 21, Inc. and a subsidiary (Seller) and Nature’s Products, Inc. (Buyer) dated December 29, 2009

10.02	Form of Asset Purchase Agreement between Nutrition 21, Inc. and a subsidiary (Sellers) and Iceland Health, Inc. (Buyer) dated December 29, 2009

10.03	Form of Supply Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009. A portion of the Exhibit has been omitted pursuant to a request for confidential treatment.

10.04	Form of Patent License between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009

10.05	Form of Transitional Services Agreement between Nutrition 21, Inc. and a subsidiary (Seller) and Nature’s Products, Inc. and Iceland Health, Inc. (Buyer) dated December 29, 2009

10.06	Form of Non-Competition Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009

10.07	Form of Non-Competition Agreement between Nutrition 21, Inc. and a subsidiary (Nutrition 21) and Iceland Health, Inc. dated December 29, 2009

10.08	Form of Escrow Agreement between Nutrition 21, Inc. and Iceland Health, LLC (Seller) and Nature’s Products, Inc. and Iceland Health, Inc. (Buyer) dated December 29, 2009

99.1	Press Release, dated December 30, 2009, issued by Nutrition 21, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: January 5, 2010	By: /s/	Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Form of Asset Purchase Agreement between Nutrition 21, Inc. and a subsidiary (Seller) and Nature’s Products, Inc. (Buyer) dated December 29, 2009

10.02	Form of Asset Purchase Agreement between Nutrition 21, Inc. and a subsidiary (Sellers) and Iceland Health, Inc. (Buyer) dated December 29, 2009

10.03	Form of Supply Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009. A portion of the Exhibit has been omitted pursuant to a request for confidential treatment.

10.04	Form of Patent License between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009

10.05	Form of Transitional Services Agreement between Nutrition 21, Inc. and a subsidiary (Seller) and Nature’s Products, Inc. and Iceland Health, Inc. (Buyer) dated December 29, 2009

10.06	Form of Non-Competition Agreement between Nutrition 21, Inc. and Nature’s Products, Inc. dated December 29, 2009

10.07	Form of Non-Competition Agreement between Nutrition 21, Inc. and a subsidiary (Nutrition 21) and Iceland Health, Inc. dated December 29, 2009

10.08	Form of Escrow Agreement between Nutrition 21, Inc. and Iceland Health, LLC (Seller) and Nature’s Products, Inc. and Iceland Health, Inc. (Buyer) dated December 29, 2009

99.1	Press Release, dated December 30, 2009, issued by Nutrition 21, Inc.